UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2010

ENVIRO VORAXIAL TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Idaho	000-27445	83-0266517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

821 N.W. 57th Place, Fort Lauderdale, Florida 33309
(Address of Principal Executive Office) (Zip Code)

(954) 958-9968
(Registrant’s telephone number, including area code)

_____________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective April 30, 2010 (the “Effective Date”), the Company issued restricted stock grants to acquire an aggregate of 2,800,000 shares of restricted common stock to employees and consultants, including grants to acquire 2,400,000 shares of common stock to its executive officers.  The grants vest over a period of 5 years and after completion of certain milestones set by the Company.

The restricted stock grants were issued pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The grant certificates contain a legend restricting their transferability absent registration or applicable exemption.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1           Form of Restricted Stock Grant (to be filed by amendment)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENVIRO VORAXIAL TECHNOLOGY, INC.

Date: May 4, 2010	/s/ Alberto DiBella
Alberto DiBella Chief Executive Officer

2